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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2000

                      SMURFIT-STONE CONTAINER CORPORATION
             (Exact name of Registrant as specified in its charter)

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
            DELAWARE                                       000-23876                                     43-1531401
  (State or other jurisdiction                            (Commission                                 (I.R.S. Employer
       of incorporation)                                  File Number)                               Identification No.)

                                                   150 NORTH MICHIGAN AVENUE
                                                       CHICAGO, ILLINOIS                                    60601
                                            (Address of Principal Executive Offices)                     (Zip Code)

                                                         (312) 346-6600
                                       Registrant's Telephone Number, Including Area Code


                                                -----------------------------
                                (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS

                  On April 20, 2000, St. Laurent Paperboard Inc. ("St. Laurent") sent to its securityholders a Notice of Special Meeting and Management Proxy Circular dated April 14, 2000 ("Proxy Circular") in connection with the solicitation of securityholder approval of St. Laurent's pending acquisition by Smurfit-Stone Container Corporation (the "Company"). The Proxy Circular included certain Unaudited Pro Forma Condensed Consolidated Financial Data of the Company, a copy of which is attached hereto as
Exhibit  99.1 and is  incorporated  by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         C. Exhibits. The following exhibits are filed as a part of this report:

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
                  Exhibit No.               Description
                  -----------               -----------

                  99.1                      Unaudited Pro Forma Condensed Consolidated Financial Data of the
                                            Company
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SMURFIT-STONE CONTAINER CORPORATION

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
Dated: April 25, 2000                         By:      /s/ Paul K. Kaufmann
                                              -----------------------------------------------------
                                              Name:    Paul K. Kaufmann
                                              Title:   Vice President and Corporate Controller
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                                 EXHIBIT INDEX

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
Exhibit No.                         Description
-----------                         -----------

99.1                                Unaudited Pro Forma Condensed Consolidated Financial Data of the Company

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